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                               ING Mutual Funds
                      ING Precious Metals Fund ("Fund")

                       Supplement Dated August 7, 2006
             to the Class A, Class B, Class C and Class M Prospectus
                          dated February 28, 2006

     IMPORTANT NOTICE REGARDING A CHANGE IN PRINCIPAL INVESTMENT STRATEGIES

On May 25, 2006, the Board of Trustees of ING Mutual Funds approved changes to the Fund's principal investment strategies and recommended that a special meeting of shareholders be held to approve a change in the Fund's investment objective and certain of the Fund's fundamental investment restrictions consistent with a global natural resources strategy. The shareholder meeting is expected to take place during the third quarter of 2006. Proxy materials discussing the change in investment objective and certain changes in fundamental investment restrictions are expected to be mailed to shareholders in the third quarter of 2006. Shareholders will be notified if the proposals are not approved.

In connection with the changes to the Fund's principal investment strategies occurring on or about October 9, 2006, the Fund's Class A, Class B, Class C and Class M Prospectus will be supplemented as follows:

         The first sentence of the first paragraph under the section entitled "ING Precious Metals Fund - Principal Investment Strategies" on page 30 of the Prospectus is hereby deleted in its entirety and replaced with the following:

              The Fund will normally invest at least 80% of its assets in the equity securities of natural resources companies in a number of different countries, one of which may be the United States.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE